EXHIBIT 10.7

Loan Funded Share Plan Rules

Tritium Holdings Pty Ltd

ACN 145 324 910

Australia Level 2, 400 Queen Street Brisbane QLD 4000 GPO Box 2778 Brisbane QLD 4001	TOTALLY COMMITTED www.grtlawyers.com ABN 31 152 230 478	Asia Suite A, 26th Floor 414-424 Jaffe Road, Wan Chai Chinaweal Centre Hong Kong SAR

Loan Funded Share Plan Rules

TABLE OF CONTENTS

1	INTRODUCTION		5

	1.1	Purpose	5

	1.2	Voluntary Participation	5

	1.3	Offer letter	5

	1.4	Rules of the Plan	5

	1.5	How to Accept the Offer	5

	1.6	How to Reject the Offer	5

	1.7	Legal Effect of this document	5

	1.8	How this ‘works’	5

	1.9	Dividends	5

	1.10	Repayment of the Loan	6

	1.11	Ownership of Shares after Repayment of Loan	6

	1.12	Restricted Share Rights	6

	1.13	End of Employment	6

	1.14	If the Market Value of Shares falls	6

2	ACQUISITION OF SHARES		7

	2.1	Invitation to participate	7

	2.2	Terms and Conditions	7

	2.3	Multiple Offers	8

	2.4	Application process	8

	2.5	Allotment of Shares and Creation of Loan	8

3	SHARE RIGHTS AND RESTRICTIONS		8

	3.1	Membership	8

	3.2	Share rights and restrictions	8

4	LOAN		9

	4.1	Advance of Loan	9

	4.2	Authority	9

	4.3	Loans only for Plan	10

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5	REPAYMENT		10

	5.1	Voluntary repayment	10

	5.2	Repayment Date	10

	5.3	Buy Back Calculations	10

	5.4	Buy Back Procedure	11

	5.5	Surplus Price	11

	5.6	Timing	11

	5.7	Compassionate Circumstances	11

6	AMENDMENT OF THE PLAN		12

	6.1	Amendment of the Rules	12

	6.2	Limitation on amendment	12

	6.3	Amendments may be retrospective	12

7	TERMINATION, SUSPENSION AND CANCELLATION OF THE PLAN		12

	7.1	Suspension, cancellation and termination	12

	7.2	Termination	12

8	ADMINISTRATION OF THE PLAN		12

	8.1	Administration by the Board	12

	8.2	Limit on powers, discretions and obligations	13

	8.3	Delegation	13

	8.4	Documents	13

	8.5	Board decisions final and conclusive	13

	8.6	Rules not part of any employment contract	13

	8.7	Rights of Employees	13

9	NOTICES		14

	9.1	Delivery	14

	9.2	When effective	14

	9.3	Address for notices	14

10	DEFINITIONS AND INTERPRETATION		14

	10.1	Definitions	14

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10.2	Interpretation	17

10.3	Headings	17

10.4	Governing Law	17

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1	INTRODUCTION

1.1	Purpose

This Plan provides eligible Employees with an opportunity to acquire Shares in the Company using an interest-free Loan by the Company.

1.2	Voluntary Participation

Participation in the Plan is voluntary and Employees are free to accept or reject the Offer to acquire Shares in the Company under this Plan.

1.3	Offer letter

The Offer of Shares will be made in an Offer letter, which will set out the number of Shares Offered to each Employee, their market value, and the details of the interest-free Loan that the Company will Offer to the Employee for the Employee to acquire the Shares.

1.4	Rules of the Plan

The Offer letter will attach a copy of these Rules.

1.5	How to accept the Offer

To accept the Offer, the Employee must sign and return a copy of the Offer letter by the Deadline.

1.6	How to reject the Offer

To reject the Offer, the Employee does not need to do anything, as the Offer will expire within 14 days of the date of the Offer letter.

1.7	Legal Effect of this document

If the Employee accepts the Offer, the Employee and the Company are legally bound by these Rules.

1.8	How this ‘works’

If the Board makes an Offer to an Employee, which the Employee accepts, the Board will, subject to these Rules and the Board’s discretions:

(a)	issue the number of Shares set out in the Offer letter to the Employee; and

(b)	lend an amount equivalent to the Market Value of those Shares to the Employee, by means of an interest-free Loan to the Employee,

with both the issue of Shares and the Loan being on the terms and conditions set out in this Plan or as the Board may otherwise decide in its absolute discretion.

1.9	Bare Trustee

If the terms of the Offer require an Employee to appoint a Bare Trustee to hold its Shares, then:

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(a)	the Employee will be entitled to all the benefits that pass to the Bare Trustee as the holder of the Shares and will control the Shares by giving instructions to the Bare Trustee;

(b)	the Employee must ensure that the Bare Trustee complies with the Employee’s obligations under these Rules and any other obligations that apply to its holding of Shares; and

(c)

for the purposes of the Rules, Shares held by the Bare Trustee will be treated as if they were held by the Employee and references in these Rules to the Employee’s Shares or the Employee holding Shares, should be read as references to the Shares held by the Bare Trustee for that Employee.

1.10	Dividends

Employees holding Shares under the Plan are eligible to receive dividends, most of which will be applied to reduce the Repayable Amount on the Loan. (The Board determines from time to time which percentage of any dividend will be applied to the Repayable Amount of a Loan).

1.11	Repayment of the Loan

Subject to clause 5, on the Repayment Date, the Company will buy back enough of the Employee’s Shares at their Market Value at that time, to completely Repay the Loan and reduce the Repayable Amount to zero.

1.12	Ownership of Shares after Repayment of Loan

Subject to clauses 3, 4 and 5, after the Repayable Amount reduces to zero, the Employee keeps any remaining Shares.

1.13	No Voting Rights

The Shares carry no voting rights.

1.14	Restricted Share Rights

Subject to clauses 3, 4 and 5, the Shares may not be transferred except with the approval of the Board, and the Board may require a transfer of the Shares if a Transaction occurs.

1.15	End of Employment

If the Employee:

(a)

chooses to leave employment with the Company, or leaves the employment for some reason other than poor or non-performance or misconduct, the Employee’s Share ownership and Loan(s) continue as if the person remained an employee of the Company, but the Employee will receive no future Offers for Shares under this Plan;

(b)	ends employment with the Company at the initiative of the Employer for reason of poor or non-performance or misconduct:

(i)	each of the Employee’s Loans will become immediately repayable with an Accelerated Repayment Date (namely, the date the Employee’s employment ends);

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(ii)

the Company will immediately buy back all of the Employee’s Shares on the Accelerated Repayment Date, for an amount equal to the total of all Repayable Amounts for all of the Employee’s Loans. For clarification, if the total of these Repayable Amounts are zero, the Shares will be bought back by the Company for $0.00;

(iii)	this buy back by the Company of all of the Employee’s Shares will fully and completely satisfy and extinguish all Loans made by the Company to the Employee under these Rules;

(iv)	nothing will require the Employee to make any additional payments to the Company in relation to Shares issued, or Loans made, under this Plan; and

(v)	the Company will have no further recourse against the Employee for the remainder of any Repayable Amount on any Loan.

1.16	If the Market Value of Shares falls

If, on the Repayment Date, the Market Value of an Employee’s Shares is less than the Repayable Amount for the Loan:

(a)	the Company will Buy Back all of the Employee’s Shares;

(b)	the Repayable Amount will reduce to zero; and

(c)

nothing will require the Employee to make any additional payments to the Company in relation to Shares issued under this Plan and the Company will have no further recourse against the Employee for the remainder of the Repayable Amount of the Loan.

2	ACQUISITION OF SHARES

2.1	Offers to participate

The Board may decide to make Offers to eligible Employees, in its absolute discretion from time to time, and subject always to any approval or regulatory requirements.

2.2	Terms and Conditions

The Board may in its absolute discretion from time to time, and subject to approval and regulatory requirements:

(a)	determine:

(i)	which Employees are eligible to participate in this Plan;

(ii)	how many Shares should be offered to each Employee;

(iii)	the terms and conditions that apply to the issue of those Shares;

(iv)	the terms and conditions of any Loan relating to those Shares;

(v)	whether or not to declare and/or pay a dividend, and if so, the amount of that dividend (and nothing in this Plan shall be construed as requiring Directors to declare or issue dividends);

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(vi)	which percentage of each dividend should be applied to the Repayable Amount to reduce the Repayable Amount pursuant to these Rules; and

(vii)

any other matter relating to the Offer, the Shares, the Loan, Repayment, interest, dividends or any other matter whatsoever relating to any of these, or the Company or the Employee, as the Board may decide in its absolute discretion is relevant; and

(b)	issue Offer letters to the Employees determined by the Board for Loans and Shares on the terms and conditions determined by the Board.

2.3	Multiple Offers

Without limiting rule 2.2, the Board may, in its absolute discretion:

(a)	make different Offers to the same Employee at different times;

(b)	make Offers on different terms and conditions to different Employees on the same day or on or about the same time; and

(c)	accept or reject any acceptance by an Employee of an Offer made by the Board.

2.4	Application process

To participate in the Plan, the Employee must:

(a)	sign the Offer letter; and

(b)	return it to the Company in the manner specified on or before the Deadline; and

(c)	sign any Loan documents and Ancillary Documents the Board may require.

2.5	Allotment of Shares and creation of Loan

If the Board accepts an Employee’s acceptance of the Offer, the Company will:

(a)	issue the number of Shares specified in the Offer to the Employee; and

(b)	apply the amount of the Loan advanced pursuant to the Offer in satisfaction of the subscription amount for those Shares.

3	SHARE RIGHTS AND RESTRICTIONS

3.1	Membership

When Shares are issued, the holder of the Shares becomes a member of the Company bound by the terms and conditions of the Company’s Constitution.

3.2	Share rights and restrictions

Other than expressly provided for in these Rules, all Shares will have:

(a)	the right to proportionally participate in any dividend declared on ordinary shares of the Company, as if the Shares were ordinary shares of the Company;

(b)	the right to participate in any division or distribution of any surplus assets or profits of the Company equally with all other members having similar rights;

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(c)	no voting rights; and

(d)

no right to transfer, sell, mortgage, pledge, assign, alienate, create security over or otherwise deal with all or any part of his or her interest in the Shares, except with the prior approval of the Board.

3.3	Transaction Transfers

If the Board determines that a Transaction will or is likely to occur, the Board may in its sole discretion require each Employee to:

(a)	transfer some or all the Employee’s Shares (the number to be determined by the Board);

(b)	on a date, and to a person, determined by the Board;

(c)

in consideration for a price (which is not less than Market Value of the Employee’s Shares less any Repayable Amount on any Loan associated with those Shares on that date), as determined by the Board; and

(d)

with any conditions whatsoever that the Board determines is reasonably appropriate in the circumstances, including without limitation, Repayment to the Company of any and all Loans out of the price paid to the Employee;

and the Employee appoints the Company as its irrevocable attorney to do all things necessary to facilitate and complete any transaction and any and all documents contemplated or required by this clause 3.3.

4	LOAN

4.1	Advance of Loan

If the Board accepts an Employee’s acceptance of the Offer, the Company will advance the Loan to the Employee and apply that Loan in consideration for the issue of Shares pursuant to the Offer.

4.2	Authority

Each Employee irrevocably authorises the Company, on behalf of the Employee, to apply:

(a)	the Loan to fund the subscription for the Shares; and

(b)	a percentage of any dividends declared by the Board towards reducing the Repayment Amount of the Loan (with the balance of dividend payable to the Employee),

provided that:

(i)	if an Employee has multiple Loans, each dividend will be applied towards the Loan which funded the acquisition of the Share to which the dividend relates;

(ii)

if the Repayable Amount of a Loan has reduced to zero, the dividends for Shares funded by that Loan will be first applied towards any other Loan for other Shares held by the Employee (oldest Loan first) and if the

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Employee has no other Loan, the Employee is entitled to receive the entire dividend;

(iii)

the Board will decide in its sole discretion from time to time, what percentage of dividend will be applied towards the Repayable Amount of a Loan, and such percentages may change over time and between Employees, as the Board sees fit; and

(iv)

the Board may, in its sole discretion, elect to distribute the entire amount of a dividend to an Employee, despite the existence of a Loan, provided that such a distribution will be deferral of, not waiver of, the Company’s right to receive Repayment of the Loan.

4.3	Loans only for Plan

Loans may not be used for any purpose other than acquiring Shares under this Plan.

4.4	Interest

Each Loan will:

(a)	be interest-free until the Repayment Date for that Loan; and

(b)

on and from the Repayment Date, attract interest at the Interest Rate, calculated and compounded daily, on all outstanding amounts not yet repaid on that Loan (including interest payable under this clause).

5	REPAYMENT

5.1	Voluntary repayment

An Employee may at any time voluntarily repay some or all of the Repayable Amount.

5.2	Repayment Date

The Repayable Amount of the Loan will become immediately repayable on the Repayment Date.

5.3	Buy Back Calculations

On or before the Repayment Date for each Loan, the Board will determine:

(a)	the Market Value of a Share on the Repayment Date;

(b)	the Repayable Amount on the Loan; and

(c)	the number of Shares to be bought back by the Company, which will be:

(i)	if the Repayment Date is not an Accelerated Repayment Date—the number of Shares required, at Market Value, to be bought back to Repay the Loan (rounding up if necessary); and

(ii)	if the Repayment Date is an Accelerated Repayment Date – all of the Shares held by that Employee; and

(d)	the Price payable by the Company to the Employee for those Shares.

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5.4	Buy Back Procedure

On or after the Repayment Date, the Company will buy back, and cancel within 28 days:

(a)	if the Repayment Date is an Accelerated Repayment Date – all of the Employee’s Shares;

(b)	if the Repayment Date is not an Accelerated Repayment Date – the number of Shares referred to in clause 5.3(c),

from the Employee for the Price and the Employee irrevocably appoints the Company as the Employee’s attorney to do all things on behalf of the Employee to:

(c)	undertake a buy back of the Employee’s Shares pursuant to this clause 5; and

(d)	apply the Price in reduction of the Repayable Amount to zero.

5.5	Surplus Price

If the Repayment Date is not an Accelerated Repayment Date, and after the Repayable Amount has been reduced to zero, the Company will pay any surplus proceeds from the Price as follows:

(a)	first, towards reduction of any other Loan of the Employee; and

(b)	if the Employee has no other Loans, to the Employee (or, if the Company cannot reasonably locate the Employee, to ASIC in accordance with the Corporations Act).

5.6	Board Discretions

The Board has complete discretion as to how it may conduct any buy back of Shares under these Rules and will not be liable to the Employee in respect of:

(a)	the timing of the buy back of Shares under this Rule 5;

(b)	whether interest is payable under clause 4.4;

(c)	the decision whether or not to conduct a buy back of the Shares (and for clarification, the Board has the discretion to decide not to conduct a buy back of Shares on a Repayment Date);

(d)	any other matter whatsoever concerning the Shares, their Market Value, the process and procedures relating to any buy back or transfer of Shares under these Rules; or

(e)	any other matter or circumstances relating to these Rules.

5.7	Compassionate Circumstances

The Board may, in its sole discretion, waive the Company’s right to repayment of all or part of any Repayable Amount if the Board considers that this is appropriate given the individual circumstances of an Employee, and consistent with the Board’s fiduciary and statutory duties to the Company.

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6	AMENDMENT OF THE PLAN

6.1	Amendment of the Rules

Subject to any legal or regulatory requirement and Rule 6.2, the Board may at any time amend all or any of the provisions of these Rules (including this Rule 6).

6.2	Limitation on amendment

No amendment of the provisions of these Rules may materially reduce the rights or increase the obligations of any Employee in respect of Shares prior to the date of the amendment, other than an amendment introduced primarily:

(a)	for the purpose of complying with or conforming to present or future State, Territory or Commonwealth legal requirements governing or regulating the maintenance or operation of the Plan or like plans;

(b)	to correct any manifest error or mistake;

(c)

to enable the Employee or the Company to reduce the amount of fringe benefits tax under the Fringe Benefits Tax Assessment Act 1986 (Cth), the amount of tax under the Income Tax Assessment Act 1936 (Cth) or the amount of any other tax or impost that may otherwise be payable by the Employee or the Company;

(d)	for the purpose of enabling the Employees generally (but not necessarily each Employee) to receive a more favourable taxation treatment; or

(e)	to enable the Company to comply with the Corporations Act.

6.3	Amendments may be retrospective

Subject to this Rule 6, any amendment of this Plan may be retrospective.

7	TERMINATION, SUSPENSION AND CANCELLATION OF THE PLAN

7.1	Suspension, cancellation and termination

The Board may, from time to time, suspend the operation of the Plan and may at any time cancel or terminate the plan. The suspension, cancellation or termination of the Plan will not prejudice the existing rights (if any) of the Employees.

7.2	Termination

The Plan will terminate and be wound up on the occurrence of any of the following events:

(a)	if an order is made or an effective resolution is passed for the winding up of the Company other than for the purpose of amalgamation or reconstruction; or

(b)	if at any time the Board determines that the Plan is to be wound up.

8	ADMINISTRATION OF THE PLAN

8.1	Administration by the Board

(a)	The Plan will be administered by the Board and any other person or entity that the Board considers appropriate in accordance with these Rules.

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(b)	The Board may make further provisions for the operation of the Plan that are consistent with these Rules.

8.2	Limit on powers, discretions and obligations

Any power or discretion that is conferred on the Board by these Rules must be exercised in the interests or for the benefit of the Company, and the Board is not, in exercising any such power or discretion, under any fiduciary or other obligation to any other person.

8.3	Delegation

Any power or discretion conferred on the Company by these Rules may be delegated to a committee consisting of such Directors or other officers, employees of the Company, or any one or more of those people holding any of these positions, as the Board thinks fit. (Any decisions made under delegation have the same effect as if those decisions were made by the full Board).

8.4	Documents

The Company may from time to time require an Employee to complete and return any documents that are required by law to be completed by the Employee and any other documents which the Board determines, in its sole and absolute discretion, should be completed by the Employee.

8.5	Board decisions final and conclusive

The decision of the Board as to the interpretation, effect or application of these Rules will be final, binding and conclusive in the absence of manifest error.

8.6	Rules not part of any employment contract

The Rules do not form part of, and will not be incorporated into, any employment contract between the Company and the Employee.

8.7	Rights of Employees

Except as expressly provided in these Rules, nothing in these Rules:

(a)	confers on any person the right to receive any Shares;

(b)	confers on any Employee the right to continue as an employee or director of the Company;

(c)	affects any rights that the Company may have to terminate the employment or term of office of any Employee;

(d)	may be used to increase damages in any action brought against the Company in respect of any such termination;

(e)	gives a Employee any rights to compensation or damages in consequence of the exercise by the Company of any right, power or discretion that results in the Employee ceasing to have title to Shares;

(f)	confers on any person any expectation to become a Employee or to acquire Shares under the Plan; or

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(g)	confers on any Employee the right to assign his or her actual or prospective rights under the Plan.

9	NOTICES

9.1	Delivery

Any notice to be given by the Company may be:

(a)	sent by electronic mail or delivered;

(b)	sent by facsimile; or

(c)	sent by ordinary prepaid mail.

9.2	When effective

Any notice to be given by the Company is deemed to have been served:

(a)	if sent by electronic mail or delivered, at the time of delivery or sending;

(b)

if transmitted by facsimile at or before 4.30pm on a Business Day, at the time recorded on the transmission report indicating successful transmission of the entire notice, otherwise at 9.30am on the next Business Day;

(c)	if posted to an address within Australia, three days after the date of posting, excluding Saturdays, Sundays and public holidays; or

(d)	if posted to an address outside Australia, seven days after the date of posting.

9.3	Address for notices

The address for the delivery, transmission and postage of notices to an Employee is the address of the Employee indicated on the acceptance of the Offer or such other address as the Employee may notify to the Company in writing from time to time (and each Employee must promptly notify the Company of any changes to the Employee’s address).

10	DEFINITIONS AND INTERPRETATION

10.1	Definitions

The following words and phrases have these meanings in these Rules unless the contrary intention appears in the context:

Accelerated Repayment Date

the occurrence of any of the following:

(a)   termination of the Employee’s employment with the Company at the initiative of the Employer for reason of poor or non-performance or misconduct; or

(b)   the Board determining, in its sole discretion, that the Employee has:

(i) consistently failed to meet his or her duties or has engaged in serious misconduct;

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(ii)  engaged in conduct which brings the directors, shareholders or the Company into disrepute;

(iii)  knowingly acted in a manner which is likely to impair the reputation, value and goodwill of the Company;

(iv) attempted to dispose of Shares; or

(v)   engaged in conduct that the Board, in its sole discretion, justifies an accelerated Repayment Date.

Ancillary Documents	any documents or undertakings that the Board may require to implement the issue of Shares in accordance with the terms of the Offer, including securing the Employee’s indebtedness to the Company under the Loan and any appointment documents for the Bare Trustee.

Bare Trustee	means, if applicable, the entity referred to in the Offer which must hold Shares as a bare trustee for the Employee.

Board	means the directors of the Company and includes a committee of the Board and a delegate of the Board.

Business Day	means a day that is not a Saturday, Sunday or any other day that is a public holiday or bank holiday in the place where an act is to be performed or a payment is to be made.

Company	means Tritium Holdings Pty Ltd ACN 145 324 910.

Constitution	means the constitution of the Company, as amended or repealed and replaced from time to time.

Corporations Act	means the Corporations Act 2001 (Cth), as amended from time to time.

Deadline	means the last date nominated by the Company in an Offer letter, for acceptance of that Offer by an Employee.

Employee	means any director, employee, contractor or other person determined by the Board as being eligible to be invited to participate in this Plan.

Insolvency Event	occurs where: (a) a liquidator or administrator is appointed to the Company; (b) the Company is, or in the opinion of the Board is likely to become, insolvent as defined in the Corporations Act; or

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(c) a creditor enforces a charge over rights over all or substantially all of the assets of the Company.

Interest Rate	means the target cash rate of the Reserve Bank of Australia, as at the relevant time, plus 3%.

Loan	means the amount loaned by the Company to the Employee to acquire the number of Shares noted in the Offer letter.

Market Value	the market value of shares determined by the Board in its absolute discretion from time to time.

Offer	means an offer to apply for Shares made under Rule 2.1.

Plan	means this loan funded share plan of the Company.

Price

means the aggregate amount payable by the Company to the Employee for a buy back of Shares under clause 5.4, namely:

(a)   if the Repayment Date is an Accelerated Repayment Date – the Repayable Amount on that date; and

(b)   if the Repayment Date is not an Accelerated Repayment Date – the Market Value of a Share multiplied by the number of Shares being bought back by the Company.

Shares	means fully paid Class ‘N’ shares issued or to be issued under this Plan, which will, for the avoidance of doubt, also include any shares which issued to the Employee as a result of reorganisation of the issued share capital of the Company, unless the Board in its sole discretion determines otherwise.

Repayable Amount	means the amount outstanding on the Loan; namely the amount of the Loan, less the sum of all repayments on that Loan.

Repayment Date

means the earliest of:

(a)   the date which is 7 years from the date of an issue of Shares under this Plan;

(b)   a Transaction;

(c)   a Insolvency Event;

(d)   the Employee entering bankruptcy, as defined in section 5 of the Bankruptcy Act 1966 (Cth);

(e)   death of the Employee;

(f)   an Accelerated Repayment Date.

Rules	means the Rules of this Plan.

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Shares	means the N Class shares in the Company.

Shareholders Agreement	means any agreement of that name, as amended from time to time, binding holders of ordinary shares in the Company.

Transaction	means the sale or reduction of a majority of the Company’s ordinary shares, whether pursuant to the Constitution, any Shareholders Agreement, or otherwise.

10.2	Interpretation

In these Rules, unless the contrary intention appears:

(a)	the singular includes the plural and vice versa;

(b)	a reference to a related body corporate of the Company is a reference to a body corporate which is so related within the meaning of the Corporations Act;

(c)	a reference to a particular person includes a reference to the person’s legal personal representatives, executors, administrators and successors;

(d)	the word “person” includes an individual, body corporate and an authority;

(e)	a reference to legislation includes regulations and other instruments made under it and a reference to a Rule or legislation includes any variation or replacement of any of them;

(f)	a reference to the exercise of a power or discretion include a decision not to exercise the power or discretion;

(g)	the meaning of general words is not limited by specific examples introduced by “including”, “for example” or “such as” or similar expressions; and

(h)	“dollars”, “A$ or “ $ is a reference to the lawful currency of Australia.

10.3	Headings

Headings are for convenience and do not affect the interpretation of these Rules.

10.4	Governing Law

These Rules are governed by the laws of Queensland.

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